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                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                  VINCENT J. DESOSTOA, CHIEF FINANCIAL OFFICER
                         OF SEABULK INTERNATIONAL, INC.
         PURSUANT TO 18 U.S.C. SS. 1350 AND EXCHANGE ACT RULE 13a-14(b)


         The undersigned, being the Principal Financial Officer of Seabulk International, Inc. (the "Company"), does hereby certify that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/ Vincent J. deSostoa
                                             ----------------------------------
                                             Name: Vincent J. deSostoa
                                             Date: November 14, 2003